UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 5, 2007
Date of report (Date of earliest event reported)
ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware	001-33209 333-124944	61-1478870 30-0283143

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Hayward Street, Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03 material modification to rights of security holders.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-4.1 Fifth Supplemental Indenture, dated as of April 5, 2007
Ex-4.2 Third Supplemental Indenture, dated as of April 5, 2007
Ex-99.1 Press Release, dated April 5, 2007

Item 1.01 Entry into a Material Definitive Agreement.
In connection with the financing of the tender offer to acquire all outstanding shares of common stock of TB Wood’s Corporation (“TB Wood’s”) and the back-end merger to acquire all shares of TB Wood’s not tendered in the tender offer, Altra Holdings, Inc. (“Altra Holdings”) and Altra Industrial Motion, Inc. (“Altra Industrial”) entered into the following related transactions:
Amendment To The Existing Indentures
On April 5, 2007, Altra Industrial, the guarantors party thereto and the trustee thereunder entered into a supplemental indenture (the “Fifth Supplemental Indenture”), to include TB Wood’s, TB Wood’s Incorporated, TB Wood’s Enterprises, Inc. and Plant Engineering Consultants, LLC as guarantors under the Indenture governing Altra Industrial’s 9% senior secured notes due 2011 (the “Senior Secured Notes”), dated as of November 30, 2004, among Altra Industrial, the guarantors party thereto and the trustee thereunder.
On April 5, 2007, Altra Industrial, the guarantors party thereto and the trustee thereunder entered into a supplemental indenture (the “Third Supplemental Indenture”), to include TB Wood’s, TB Wood’s Incorporated, TB Wood’s Enterprises, Inc. and Plant Engineering Consultants, LLC as guarantors under the Indenture governing Altra Industrial’s 11 1/4% senior notes due 2013, dated as of February 8, 2006, among Altra Industrial, the guarantors party thereto and the trustee thereunder.
A copy of each of the Fifth Supplemental Indenture and Third Supplemental Indenture is attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Form 8-K and is hereby incorporated by reference.
Registration Rights Agreement
On April 5, 2007, Altra Industrial and the initial purchaser of Altra Industrial’s Senior Secured Notes entered into a Registration Rights Agreement (the “Registration Rights Agreement”) regarding the Senior Secured Notes pursuant to which Altra Industrial agreed to file an exchange offer registration statement with the Securities and Exchange Commission for the purpose of exchanging the Senior Secured Notes for Senior Secured Notes with substantially identical terms that may be publicly traded. In addition, under certain circumstances, the Registration Rights Agreement requires Altra Industrial to file a shelf registration statement that would permit some or all of the Senior Secured Notes to be offered to the public. If Altra Industrial fails to comply with its obligations under the Registration Rights Agreement within the time periods set forth therein, Altra Industrial will be obligated to pay additional interest to the holders of the Senior Secured Notes.
Altra Credit Facility
On April 5, 2007, Altra Industrial entered into a Fifth Amendment to, and Consent and Waiver under, Credit Agreement and Joinder to Loan Documents to amend the Credit Agreement, dated as of November 30, 2004, by and among Altra Industrial, as administrative borrower, each of its subsidiaries identified on the signature pages thereto, as borrowers, the lenders from time to time party thereto, and Wells Fargo Foothill, Inc., as the arranger and administrative agent for the lenders, in order to include TB Wood’s, TB Wood’s Incorporated, Plant Engineering Consultants, LLC, and TB Wood’s Enterprises, Inc. as new loan parties under the agreement.
TBW Credit Facility
On April 5, 2007, TB Wood’s, a wholly-owned subsidiary of Altra Industrial, entered into a Credit Agreement by and among TB Wood’s, TB Wood’s Incorporated, Plant Engineering Consultants, LLC, and TB Wood’s Enterprises, Inc., the financial institutions which are now or which hereafter become a party hereto, as lenders, and Wells Fargo Foothill, Inc., as arranger and administrative agent.
Item 3.03 Material Modification To Rights Of Security Holders.
The section “Amendment to the Existing Indentures” in Item 1.01 above is incorporated by reference herein as if stated in its entirety under this Item 3.03.

Item 8.01 Other Events.
On April 5, 2007, Altra Holdings completed its acquisition of TB Wood’s pursuant to a cash tender offer for all of the outstanding shares of common stock TB Wood’s followed by a short form merger (the “Merger”) of Forest Acquisition Corporation, Altra Holdings’ indirect wholly-owned subsidiary, with and into TB Wood’s. Following the completion of the Merger, TB Wood’s became a wholly-owned subsidiary of Altra Industrial, Altra Holdings’ wholly-owned subsidiary. The press release announcing the completion of the Merger and the acquisition is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of April 5, 2007, among Altra Industrial Motion, Inc., the guarantors, TB Wood’s Incorporated, Plant Engineering Consultants, LLC, TB Wood’s Corporation, TB Wood’s Enterprises and The Bank of New York Trust Company, N.A., as trustee.

4.2	Third Supplemental Indenture, dated as of April 5, 2007, among Altra Industrial Motion, Inc., the guarantors, TB Wood’s Incorporated, Plant Engineering Consultants, LLC, TB Wood’s Corporation, TB Wood’s Enterprises and The Bank of New York, as trustee.

99.1	Press Release, dated April 5, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
By:	/s/ David Wall
	Name:	David Wall
	Title:	Chief Financial Officer

Date: April 11, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion, Inc.
By:	/s/ David Wall
	Name:	David Wall
	Title:	Chief Financial Officer

Date: April 11, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of April 5, 2007, among Altra Industrial Motion, Inc., the guarantors, TB Wood’s Incorporated, Plant Engineering Consultants, LLC, TB Wood’s Corporation, TB Wood’s Enterprises and The Bank of New York Trust Company, N.A., as trustee.

4.2	Third Supplemental Indenture, dated as of April 5, 2007, among Altra Industrial Motion, Inc., the guarantors, TB Wood’s Incorporated, Plant Engineering Consultants, LLC, TB Wood’s Corporation, TB Wood’s Enterprises and The Bank of New York, as trustee.

99.1	Press Release, dated April 5, 2007.